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                         PEDIATRIX MEDICAL GROUP, INC.
                                  SUBSIDIARIES

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                       INCORPORATION NAME                                      D/B/A               STATE OF INCORPORATION
                       ------------------                                      -----               ----------------------

Pediatrix Medical Group of Florida, Inc.                                       None                          Florida

Florida Regional Neonatal Associates, P.A.                                     None                          Florida

PMG Acquisition Corp.                                                          None                          Florida

PMG Cardiology, Inc.                                                           None                          Florida

Obstetrix Medical Group, Inc.                                                  None                          Florida

Obstetrix Medical Group of Delaware, Inc.                                      None                          Delaware

Pediatrix Medical Group of Delaware, Inc.                                      None                          Delaware

Pediatrix Medical Group (International), Inc.                                  None                          Delaware

Pediatrix Medical Services, Inc.                                 Pediatrix Medical Group of Texas;
                                                                 ObsteTexasMedical Group of Texas;
                                                                       Texas Perinatal Group;
                                                                     Magella Medical Associates;
                                                                       Texas Newborn Services;
                                                                   Perinatal Associates of Texas;
                                                                 Obstetrix Medical Group of Plano;
                                                                 Obstetrix Medical Group of Dallas;
                                                                  Baylor Prenatal Diagnosis Center;
                                                                  Baylor Prenatal Diagnosis Center at
                                                                             Garland;

Neonatology Associates Billing, Inc.                                           None                           Texas

Obstetrix Medical Group of Texas Billing, Inc.                   Obstetrix Medical Group of Texas             Texas

Texas Maternal Fetal Medicine Billing, Inc.                                    None                           Texas

Pediatrix Medical Group of Texas Billing, Inc.                   Pediatrix Medical Group of Texas             Texas

St. Joseph Neonatology Consultants, Inc.                                       None                           Texas

Fort Worth Neonatal Associates Billing, Inc.                                   None                           Texas

Texas Newborn Services, Inc.                                          Texas Newborn Services                  Texas

Magella Medical Associates Billing, Inc.                            Magella Medical Associates                Texas
                                                                 Pediatrix Developmental Services

Pediatrix Texas I  LLC                                                         None                           Texas

Pediatrix Florida LLC                                                          None                          Florida

Magella Healthcare Corporation                                                 None                          Delaware

Pediatrix Charitable Fund, Inc.                                                None                          Florida

Palm Beach Neo Acquisitions, Inc.                                              None                          Florida

Pediatrix Screening, Inc.                                                      None                        Pennsylvania


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